PERSPECTIVE II® (10/24)
APPLICATION FOR AN INDIVIDUAL VARIABLE AND FIXED ANNUITY (VA775NY)

JACKSON®
National Life Insurance Company of New York

Jackson National Life Insurance Company of New York® ("Jackson of NY®", "the Company")

Home Office: Purchase, NY 10577
www.jackson.com

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Customer Care: 800-599-5651
Fax: 800-576-8383
Email: customercare@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable) ____

Jackson of NY pre-assigned Contract Number (if applicable) ____

Primary Owner

- **PLEASE PRINT CLEARLY**

Type of Ownership:

☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Social Security Number ____ or Tax ID Number ____ Phone Number (include area code) ____

U.S. Citizen ☐ Yes ☐ No

Resident Alien ☐ Yes ☐ No

Country of Residence ____

Sex ☐ Male ☐ Female

Date of Birth (mm/dd/yyyy) ____ Email Address ____

First Name ____ Middle Name ____ Last Name ____

Non-Natural Owner/Entity Name (if applicable) ____

Residential Address Line 1 (no P.O. Boxes) ____ Residential Address Line 2 ____

Residential Address City ____ State ____ ZIP ____

Mailing Address Line 1 ____ Mailing Address Line 2 ____

Mailing Address City ____ State ____ ZIP ____

NVDA 775 10/24 Page 1 of 15 **NV775 10/24**

Page 2 of 15 NV775 10/24NVDA 775 10/24 Joint Owner First Name Middle Name Last Name Relationship to Owner Social Security Number Phone Number (include area code) Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 First Name Middle Name Last Name Social Security Number Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 Date of Birth (mm/dd/yyyy) Social Security Number Primary Annuitant Joint/Contingent Annuitant Phone Number (include area code) Date of Birth (mm/dd/yyyy) Email Address (print clearly)Date of Birth (mm/dd/yyyy) Joint Annuitant Not Applicable Country of Residence Sex Male Female Country of Residence Sex Male Female First Name Middle Name Last Name Relationship to Primary Annuitant Phone Number (include area code) Residential Address Line 1 (no P.O. Boxes) Residential Address City State ZIP Residential Address Line 2 Country of Residence Sex Male Female Contingent Annuitant Resident Alien Yes No U.S. Citizen Yes No Resident Alien Yes No U.S. Citizen Yes No Resident Alien Yes No U.S. Citizen Yes No Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner. Contingent Annuitant must be Annuitant's spouse. Applicable only on a Qualified plan custodial account when electing a Joint GMWB. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

Beneficiary(ies)

! It is required for Good Order that the Percentage of Death Benefit be **whole numbers** and **must** total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

- Please use the Beneficiary Designation Supplement form (N3041) for additional beneficiaries.

☐ Primary | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Residential Address Line 1 (no P.O. Boxes) | Residential Address Line 2

Residential Address City | State | ZIP

NVDA 775 10/24 Page 3 of 15 **NV775 10/24**

Tax Qualification

❗ The Variable Annuity Automatic Withdrawal Request form (NV4370) will be required for Required Minimum Distributions (RMDs) or if a Stretch qualification is elected.

☐ Non-Tax Qualified ☐ Individual Retirement Annuity (IRA) - Traditional ☐ Roth IRA

☐ Simplified Employee Pension (SEP) ☐ 403(b) Tax Sheltered Annuity (TSA)

☐ Roth Conversion ☐ Other: ____________

☐ Stretch IRA ☐ Stretch Roth IRA ☐ Non-Qualified Stretch

☐ 10-Year Qualified Deferral ☐ 10-Year Roth Deferral

For Stretch or Deferral, please provide the deceased's information:

Complete for original deceased contract Owner:

First Name	Middle Name	Last Name

Relationship to Current Owner/Applicant	Date of Birth (mm/dd/yyyy)	Date of Death (mm/dd/yyyy)

Complete for original deceased contract beneficiary:

First Name	Middle Name	Last Name

Relationship to Current Owner/Applicant	Date of Birth (mm/dd/yyyy)	Date of Death (mm/dd/yyyy)

Statement Regarding Replacement of Existing Policies or Annuity Contracts

❗ It is required for Good Order that this entire section be completed.

- If replacing, please provide the Jackson of NY pre-assigned Contract number.

Do you intend to replace or change an existing life insurance policy or annuity contract? ☐ **No** ☐ **Yes**

Jackson of NY pre-assigned Contract number: ____________

Please complete all necessary forms as required by New York Regulation 60.

Annuitization/Income Date

Specify Income Date(mm/dd/yyyy) ____________

If an Annuitization/Income Date is not specified, Jackson of NY will default to the Latest Income Date as shown in the Contract.

NVDA 775 10/24 Page 4 of 15 **NV775 10/24**

Premium Payment

External Transfers: The Request for Transfer or Exchange of Assets form (N3783) must be submitted if Jackson of NY is to request the release of funds.

- For more than two account transfers, please provide account information on the Letter of Instruction form (N4250) and submit with application.

Select payment method. Must select at least one:

☐ **Jackson of NY to request funds** ☐ **Financial Professional or Owner to request funds**

☐ **Payment included** ☐ **In-house funding - Select one:**

☐ **Internal Transfer** ☐ **Death Claim Proceeds**

Anticipated total amount from:

Check(s) $ ______ External Transfer(s) $ ______

Internal Transfer(s)/Death Claim Proceeds $ ______ ACH/Wire(s) $ ______

Please provide the following information if applicable:

Company Releasing Funds	Account Number	Maturity Date	Transfer Type	Anticipated Transfer Amount
			☐ Full ☐ Partial	$
			☐ Full ☐ Partial	$

Non-Qualified Plans: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plans: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

For IRA - Traditional or Roth IRA Tax Qualifications, please indicate tax contribution year(s) and amount(s). If the year(s) is (are) not indicated, Jackson of NY will default to the current tax year.

Year: ______ $ ______ Year: ______ $ ______

Telephone/Electronic Transaction Authorization

- **If no election is made, Jackson of NY will default to "No."**

By checking "Yes,"I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep), or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson of NY's administrative procedures.

Do you consent to Telephone/Electronic Transaction Authorization? ☐ **Yes** ☐ **No**

I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us) (Owner(s)/Applicant(s)).

To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Transaction Authorization form (NV3982).

NVDA 775 10/24 Page 5 of 15 **NV775 10/24**

Systematic Investment (periodic premium reallocation programs)

- Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section can participate in Automatic Rebalancing.

Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 12.

Automatic Rebalancing.

I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established.

Frequency: ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

Start Date (mm/dd/yyyy): ________ **OR** ☐ Immediately after issue.

Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date.

DCA (Dollar Cost Averaging)

☐ This request is to establish the Dollar Cost Averaging option.

If DCA is selected, the Systematic Investment form (NV2375) must be attached and completed for "Good Order." This does not apply to Electronic Order Entry submissions.

Other Systematic Investment Options may be available. Please see Systematic Investment form (NV2375).

Premium Allocation

! Tell Jackson of NY how you want your annuity Premiums invested. **TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENTAGES.**

! **Total number of allocation selections may not exceed 99.**

	JNL® Aggressive Growth Allocation (072)		JNL Multi-Manager International Small Cap (686)		JNL/American Funds Global Growth (638)
	JNL Conservative Allocation (380)		JNL Multi-Manager Mid Cap (663)		JNL/American Funds Global Small Capitalization (341)
	JNL Growth Allocation (071)		JNL Multi-Manager Small Cap Growth (116)		JNL/American Funds Growth (395)
	JNL Growth ETF Allocation (391)		JNL Multi-Manager Small Cap Value (208)		JNL/American Funds Growth Allocation (358)
	JNL Moderate Allocation (381)		JNL Multi-Manager U.S. Select Equity (731)		JNL/American Funds Growth-Income (342)
	JNL Moderate ETF Allocation (389)		JNL/AB Sustainable Global Thematic (725)		JNL/American Funds International (343)
	JNL Moderate Growth Allocation (070)		JNL/American Funds® Balanced (150)		JNL/American Funds Moderate Allocation (737)
	JNL Moderate Growth ETF Allocation (390)		JNL/American Funds Bond Fund of America (711)		JNL/American Funds Moderate Growth Allocation (357)
	JNL Multi-Manager Alternative (655)		JNL/American Funds Capital Income Builder (685)		JNL/American Funds New World (344)
	JNL Multi-Manager Emerging Markets Equity (077)		JNL/American Funds Capital World Bond (340)		JNL/American Funds Washington Mutual Investors (339)
	JNL Multi-Manager Floating Rate Income (346)				

PREMIUM ALLOCATIONS CONTINUED ON PAGES 7 AND 8.

NVDA 775 10/24 Page 6 of 15 **NV775 10/24**

Premium Allocation (continued from page 6)

Total number of allocation selections may not exceed 99.

Tell Jackson of NY how you want your annuity Premiums invested.

TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENTAGES.

%	Fund	Code
	JNL/AQR Large Cap Defensive Style	(699)
	JNL/Baillie Gifford International Growth	(375)
	JNL/BlackRock Global Allocation	(345)
	JNL/BlackRock Global Natural Resources	(066)
	JNL/BlackRock Large Cap Select Growth	(102)
	JNL/Causeway International Value Select	(126)
	JNL/ClearBridge Large Cap Growth	(364)
	JNL/Cohen & Steers U.S. Realty	(687)
	JNL/DFA International Core Equity	(701)
	JNL/DFA U.S. Core Equity	(115)
	JNL/DFA U.S. Small Cap	(612)
	JNL/DoubleLine® Core Fixed Income	(127)
	JNL/DoubleLine® Emerging Markets Fixed Income	(661)
	JNL/DoubleLine® Shiller Enhanced CAPE®	(659)
	JNL/DoubleLine® Total Return	(636)
	JNL/Dreyfus Government Money Market	(107)
	JNL/Fidelity Institutional Asset Management® Total Bond	(110)
	JNL/First Sentier Global Infrastructure	(347)
	JNL/Franklin Templeton Income	(075)
	JNL/Goldman Sachs 4	(292)
	JNL/GQG Emerging Markets Equity	(675)
	JNL/Harris Oakmark Global Equity	(656)
	JNL/Invesco Diversified Dividend	(365)
	JNL/Invesco Global Growth	(173)
	JNL/Invesco Small Cap Growth	(195)
	JNL/JPMorgan Global Allocation	(644)
	JNL/JPMorgan Hedged Equity	(688)
	JNL/JPMorgan Managed Aggressive Growth	(119)
	JNL/JPMorgan Managed Conservative	(227)
	JNL/JPMorgan Managed Growth	(118)
	JNL/JPMorgan Managed Moderate	(226)
	JNL/JPMorgan Managed Moderate Growth	(117)
	JNL/JPMorgan MidCap Growth	(101)
	JNL/JPMorgan Nasdaq® Hedged Equity	(738)
	JNL/JPMorgan U.S. Government & Quality Bond	(109)
	JNL/JPMorgan U.S. Value	(064)
	JNL/Lazard International Quality Growth	(630)
	JNL/Loomis Sayles Global Growth	(689)
	JNL/Lord Abbett Short Duration Income	(709)
	JNL/Mellon Bond Index	(133)
	JNL/Mellon Communication Services Sector	(191)
	JNL/Mellon Consumer Discretionary Sector	(185)
	JNL/Mellon Consumer Staples Sector	(368)
	JNL/Mellon Dow℠ Index	(145)
	JNL/Mellon Emerging Markets Index	(349)
	JNL/Mellon Energy Sector	(190)
	JNL/Mellon Financial Sector	(189)
	JNL/Mellon Healthcare Sector	(188)
	JNL/Mellon Industrials Sector	(369)
	JNL/Mellon Information Technology Sector	(187)
	JNL/Mellon International Index	(129)
	JNL/Mellon Materials Sector	(370)
	JNL/Mellon Nasdaq® 100 Index	(222)
	JNL/Mellon Real Estate Sector	(371)
	JNL/Mellon S&P 400 MidCap Index	(124)
	JNL/Mellon S&P 500 Index	(123)
	JNL/Mellon Small Cap Index	(128)
	JNL/Mellon U.S. Stock Market Index	(668)

PREMIUM ALLOCATIONS CONTINUED ON PAGE 8.

NVDA 775 10/24 Page 7 of 15 **NV775 10/24**

Premium Allocation (continued from pages 6 and 7)

Tell Jackson of NY how you want your annuity Premiums invested. **TOTAL ALLOCATION MUST EQUAL 100% IN WHOLE PERCENTAGES.**

Total number of allocation selections may not exceed 99.

	JNL/Mellon Utilities Sector	(635)
	JNL/Mellon World Index	(183)
	JNL/MFS Mid Cap Value	(207)
	JNL/Morningstar SMID Moat Focus Index	(733)
	JNL/Morningstar U.S. Sustainability Index	(667)
	JNL/Morningstar Wide Moat Index	(690)
	JNL/Neuberger Berman Strategic Income	(361)
	JNL/Newton Equity Income	(606)
	JNL/PIMCO Income	(372)
	JNL/PIMCO Investment Grade Credit Bond	(604)
	JNL/PIMCO Real Return	(078)
	JNL/PPM America High Yield Bond	(136)
	JNL/PPM America Investment Grade Credit	(734)
	JNL/PPM America Total Return	(662)
	JNL/RAFI ® Fundamental U.S. Small Cap	(702)
	JNL/RAFI ® Multi-Factor U.S. Equity	(703)

	JNL/T. Rowe Price Balanced	(647)
	JNL/T. Rowe Price Capital Appreciation	(637)
	JNL/T. Rowe Price Capital Appreciation Equity	(739)
	JNL/T. Rowe Price Growth Stock	(111)
	JNL/T. Rowe Price Mid-Cap Growth	(112)
	JNL/T. Rowe Price Short-Term Bond	(076)
	JNL/T. Rowe Price U.S. High Yield	(660)
	JNL/T. Rowe Price Value	(149)
	JNL/Vanguard Growth ETF Allocation	(674)
	JNL/Vanguard Moderate ETF Allocation	(672)
	JNL/Vanguard Moderate Growth ETF Allocation	(673)
	JNL/WCM Focused International Equity	(640)
	JNL/Westchester Capital Event Driven	(658)
	JNL/Western Asset Global Multi-Sector Bond	(348)
	JNL/William Blair International Leaders	(113)
	JNL/WMC Balanced	(104)
	JNL/WMC Equity Income	(374)
	JNL/WMC Global Real Estate	(206)
	JNL/WMC Value	(179)

%	Fixed Account Option
	1-Year (041)
	3-Year (NOT AVAILABLE)
	5-Year (NOT AVAILABLE)
	7-Year (NOT AVAILABLE)

NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers into and from the Fixed Account Option; to close the Fixed Account Option; and to require transfers from the Fixed Account Option. Accordingly, you should consider whether investment in the Fixed Account Option is suitable given your investment objectives.

NVDA 775 10/24 Page 8 of 15 **NV775 10/24**

Lifetime Check® by JACKSON®

- **Add-On GMWBs: Additional charges will apply. Please see the prospectus for details.**
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

Add-On Guaranteed Minimum Withdrawal Benefits

May select only **one** For Life GMWB or GMWB. **Once selected cannot be changed.**

Guaranteed Minimum Withdrawal Benefits - Single Lifetime Coverage Options: [1]

Flex: For Life GMWB with Bonus and Step-Up (Ages 35-80)

☐ Value ☐ Core ☐ Plus

Flex Net: For Life GMWB with Bonus, Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80)

☐ Value ☐ Core

Flex DB NY: [5] For Life GMWB with Bonus, Step-Up, and Highest Anniversary Value Death Benefit (Ages 35-75)

☐ Value ☐ Core

☐ **AutoGuard® 5:**
5% GMWB with Step-Up (Ages 0-80)

☐ **MarketGuard Stretch®:** [6]
GMWB (Ages 0-80)

Original Owner's Date of Death (mm/dd/yyyy) ______

Guaranteed Minimum Withdrawal Benefits - Joint Lifetime Coverage Options: [1,2,3,4]

Flex Joint: For Life GMWB with Bonus and Step-Up (Ages 35-80)

☐ Value ☐ Core ☐ Plus

Flex Net Joint: For Life GMWB with Bonus, Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80)

☐ Value ☐ Core

¹ May not be selected on Stretch IRAs, Stretch Roth IRAs, Non-Qualified Stretches, 10-Year Qualified Deferrals or 10-Year Roth Deferrals.
² For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed.
³ For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed.
⁴ For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
⁵ May not be selected in combination with an Add-On Death Benefit on page 10.
⁶ May only be selected on Non-Qualified Stretches. May not be selected in combination with an Add-On Death Benefit on page 10.

If electing a Guaranteed Minimum Withdrawal Benefit, please read the disclosures in the Notice to Applicant section on page 12.

Add-On Benefits are continued on page 10.

NVDA 775 10/24 Page 9 of 15 **NV775 10/24**

Add-On Benefits

- If no Add-On Death Benefit is selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.
- **Add-On Benefits: Additional charges will apply. Please see the prospectus for details.**
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

Death Benefit **Once selected cannot be changed.**

☐ **Highest Anniversary Value Guaranteed Minimum Death Benefit** (Ages 0-79)

May not be selected on Stretch IRAs, Stretch Roth IRAs, Non-Qualified Stretches, 10-Year Qualified Deferrals, 10-Year Roth Deferrals or in combination with Flex DB NY or MarketGuard Stretch on page 9.

NVDA 775 10/24 Page 10 of 15 **NV775 10/24**

Page 11 of 15 NV775 10/24NVDA 775 10/24 Electronic Delivery Authorization Do you consent to electronic delivery of documents? Yes No Statements and transaction confirmations Other Contract-related correspondence ALL DOCUMENTS Contract and prospectus Disclosure documents My email address is:Please provide one email address and print clearly. If you authorize electronic delivery but do not provide an email address or the address is illegible, electronic delivery will not be initiated. Registration at jackson.com is required for electronic delivery of documents. If no election is made, Jackson of NY will default to " No." Check the box(es) next to the type of documents you wish to receive electronically. If electronic delivery is authorized but no document type is selected, the selection will default to "All Documents." Jackson of NY offers the ability to receive documents via electronic delivery (e-delivery). This disclosure will help you decide whether you would like to consent to e-delivery. If you do not consent to e-delivery, you will continue to receive documents via physical mail. Please read this carefully and in its entirety. If you consent, Jackson of NY will provide documents related to your Contract by e-delivery. Jackson of NY will provide documents via e-delivery if it is consistent with the applicable state and federal law, delivery preferences are updated, and the Contract is still active. You may request your delivery preferences to be changed at any time. For security purposes, your online access is subject to monitoring. If you fail to access your jackson.com account for an extended period of time or if we detect suspicious activity on your account, you may be required to reset your access credentials and/or reidentify yourself. Jackson of NY will notify you if this is required and provide instructions on how to complete that process. Jackson of NY will continue to generate documents electronically into your Filing Cabinet so that they may be accessed once you have reauthenticated. Any document that Jackson of NY sends by e-delivery which complies with applicable law, will have the same force and effect as if that document were sent in a paper form. This consent covers all electronic documents and communications for any eligible* Contract(s) through the Company, which may include, but are not limited to, applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, tailored shareholder reports, annual and semiannual reports, confirmation statements, annual or quarterly statements, and any Contract-related correspondence including claims and servicing correspondence. You may continue to receive some paper documents as required by law. This consent applies only to document types available via e-delivery at the time consent is given. Jackson of NY will notify you and provide an additional consent option if additional document types become available via e-delivery. Please note election for electronic tax documents must be completed once you log onto your account on jackson.com. The Company will notify you of the availability of your document(s) by email. Jackson of NY will not charge a fee for this service. Please make sure a current email address is provided and update your profile on jackson.com if your email address changes. After registration, you may access your Filing Cabinet to view your document(s). Documents will be available in your Filing Cabinet as long as you have a jackson.com account. To successfully receive documents via e-delivery, internet access, an active email account, and Adobe Acrobat Reader are required. Also, pop-up blockers must be turned off. Please note some internet browsers may not function well within jackson.com. If a browser error occurs, use a different internet browser. If you do not already have Adobe Acrobat Reader, it can be downloaded for free at www.adobe.com. Paper copies of documents may be requested by calling the Customer Care Center number below for no additional charge. Consent can be revoked by updating your preferences on jackson.com or by calling the Customer Care Center at 866-349-4564. I will notify the Company of any new email address. If you consent to the terms outlined above for electronic transmissions, check the box above. *Eligible refers to Contracts that are currently inforce or that will be inforce and are available for electronic transmission.

Page 12 of 15 NV775 10/24NVDA 775 10/24 Notice to Applicant Please note the following applies to all Guaranteed Minimum Withdrawal Benefits elected on page 9. A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for Owners whose primary objective is to take maximum advantage of the tax deferral available to them under an annuity Contract. These add-on benefits may also have limited usefulness in connection with tax-qualified contracts in relation to Required Minimum Distributions (RMDs) imposed by the IRS. Some withdrawals necessary to satisfy RMDs may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of RMDs. Please consult a tax advisor. If you make subsequent Premium payments, we will allocate them in the same way as your Contract's first Premium payment unless you tell us otherwise. Please refer to the current prospectus for complete information regarding your elected GMWB, including how additional Premium payments increase your Guaranteed Withdrawal Balance (GWB), as each GMWB works differently. Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your Guaranteed Annual Withdrawal Amount (GAWA) and GWB. You may not be able to change the Owner, Joint Owner, Annuitants, or primary spousal Beneficiary, depending on which GMWB you have selected. Jackson of NY reserves the right to increase the GMWB charge in the future. Please refer to the current prospectus for complete information regarding future GMWB charge increases. This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options.

Applicant Acknowledgments Page 13 of 15 NV775 10/24NVDA 775 10/24 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) acknowledge that all statements made by, or under the authority of the applicant, for the issuance of the Contract, are deemed representations and not warranties. 3. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 4. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 5. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment performance of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 6. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. 9. I (We) understand and acknowledge that amounts payable under the Contract may be subject to a Withdrawal Charge and/or a Market Value Adjustment(s), if applicable, which may cause the values to decrease if withdrawn or transferred prior to a specified date or dates as stated in the Contract. 10. I (We) understand that Jackson of NY offers other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) Financial Professional. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. 12. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (We) further authorize Jackson of NY to accept any electronic signature(s) that I (we) may make to this application.

Page 14 of 15 NV775 10/24NVDA 775 10/24 U.S. Tax Certifications Check this box if the IRS has notified you that you are subject to backup withholding. Owner's Signature Date Signed (mm/dd/yyyy) State Where Signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Applicant Signatures State Where Signed It is required for Good Order that all applicable parties to the Contract sign here. Required replacement form(s) must be signed on or before the application signature date. Not FDIC/NCUA Insured Not bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency Under penalties of perjury, I certify that: 1. My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number, 2. I am not subject to backup withholding (or if I am, I have checked the box below), 3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and 4. I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting. For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.

Financial Professional Acknowledgments and Signature

By signing this form, I certify that:

1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have reviewed all of the applicant's information, and I believe that my recommendation to purchase this annuity is in line with the applicant's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said applicant. I also attest that I have provided the applicant with all pertinent information about the product, including disclosure of the risks involved, allowing the applicant to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson of NY product training, I believe this transaction is suitable and in the best interest of the applicant given the applicant's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced or changed is true and accurate to the best of my knowledge and belief.
4. I have obtained prior approval from the soliciting broker-dealer to submit this application to Jackson of NY.

- **Program Options Note:** If no option is indicated, the designated default will be used.

! All Financial Professional certifications, licenses and trainings must be completed prior to application execution.

Financial Professional # 1 Signature	**Date Signed (mm/dd/yyyy)**	**Jackson of NY Assigned ID**

First Name	Middle Name	Last Name

Financial Institution

Email Address (print clearly)	Business Phone Number (incl.area code)	Extension

Program Options: ☐ A ☐ B ☐ C ☐ D ☐ E

Percentage ____ %

- If Percentage is left blank, all Financial Professionals will receive equal shares.

If more than one Financial Professional is participating in a Program Option on this case, all Financial Professional names, Jackson of NY Assigned IDs and percentages for each (Financial Professional # 1-4 totaling 100%) must be listed below.

Financial Professional Name	Jackson of NY Assigned ID	Percentage
Financial Professional # 2 Name		%
Financial Professional # 3 Name		%
Financial Professional # 4 Name		%

NVDA 775 10/24 Page 15 of 15 **NV775 10/24**